Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

Note 23– Subsequent Events

Senior Note Offering

On February 23, 2012, we closed the private placement of $350 million aggregate principal amount of 12% first priority notes due 2018 (the “First Priority Notes”) and $150 million aggregate principal amount of 12% second priority notes due 2018 (the “Second Priority Notes,” and, together with the First Priority Notes, the “2018 Notes”). Each series of 2018 Notes was priced at 96% of par, at a yield to maturity of 12.975% for the First Priority Notes and 12.954% for the Second Priority Notes, respectively. We intend to use the net proceeds from the 2018 Notes to fund the COP Acquisition, to repay all amounts outstanding under our Senior Term Loan due 2013 and for general corporate purposes. Prior to the closing of the acquisition in the North Sea, the net proceeds of the offering are held in an escrow account. The COP Purchase Agreement provides for the possibility that the COP Acquisition may close in multiple stages. If we close the Alba Acquisition, which constitutes the majority of the value in the COP Acquisition, the full amount of proceeds will be released from escrow.

We have also received a commitment for a senior secured bridge facility; however, we would only expect to draw on the facility to the extent we are otherwise unable to fund the COP Acquisition and the repayment of the Senior Term Loan, including with the proceeds of the 2018 Notes and cash on hand.

Amendment to Senior Term Loan

On January 18, 2012, we and our wholly owned subsidiary, Endeavour Energy UK Limited (“EEUK”), entered into a Consent and Fourth Amendment to Credit Agreement, U.S. Security Agreement and Subsidiaries Guaranty (the “Amendment”) with Cyan Partners, LP, as administrative agent, and certain lenders party thereto (the “Senior Term Loan”).

The primary provisions of the Amendment include the (i) consent and approval for the Company to issue up to $500 million of senior unsecured notes, (ii) exclusion of up to $500 million of senior unsecured notes, if any, from certain financial covenants and (iii) amendments to certain existing financial covenants, including a reduction in the minimum consolidated EBITDAX requirement to $20,000,000 for each of the test periods ended December 31, 2011 and March 31, 2012 and an extension of the increase in the minimum PDP coverage ratio from 0.25:1.00 to 0.50:100 after March 31, 2012.

Letter of Credit Agreement

Subsequent to December 31, 2011, we entered into waivers and amendments for our letter of credit facility agreement with Commonwealth Bank of Australia (“CBA”). The primary provisions include (i) an amendment and waiver for certain existing financial covenants, including the minimum EBITDAX covenant and (ii) CBA's consent to the issuance of up to $525 million of senior unsecured notes, and the escrow of the proceeds therefrom, including the exclusion of such proceeds from any requirement to grant a security interest in favor of CBA and the exclusion of the notes from the financial covenant calculations while the proceeds are held in escrow. The waiver includes express provisions to enable us to complete our previously disclosed acquisition of North Sea assets from several subsidiaries of ConocoPhillips.